EXHIBIT 24

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Joe T. Ford
                                    Name:       Joe T. Ford

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Scott T. Ford
                                    Name:       Scott T. Ford

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Dennis J. Ferra
                                    Name:       Dennis J. Ferra

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/John M. Mueller
                                    Name:       John M. Mueller

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Michael D. Andreas
                                    Name:       Michael D. Andreas

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to b1 filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/John R. Belk
                                    Name:       John R. Belk

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Lawrence L. Gellerstedt, III
                                    Name:       Lawrence L. Gellerstedt, III

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/W. W. Johnson
                                    Name:       W. W. Johnson

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Emon A. Mahony, Jr.
                                    Name:       Emon A. Mahony, Jr.

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/John P. McConnell
                                    Name:       John P. McConnell

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/Josie C. Natori
                                    Name:       Josie C. Natori

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.
                                    Signed:  /s/Ronald Townsend
                                    Name:       Ronald Townsend

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Dennis J. Ferra and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of Georgia Telephone Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.

                                    Signed:  /s/William H. Zimmer
                                    Name:       William H. Zimmer